UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

 FORM 8-K/A

Amendment No. 2

______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2013

RED MOUNTAIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Texas	000-54444	27-1739487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2515 McKinney Avenue, Suite 900
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 871-0400

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

On February 1, 2013, Red Mountain Resources, Inc. (the “Company”) filed a Form 8-K (the “Initial Form 8-K”) to report that on January 28, 2013, the Company had acquired 5,091,210 shares of common stock of Cross Border Resources, Inc. (“Cross Border”) bringing the Company’s total ownership to approximately 77.9% of the outstanding common stock of Cross Border. On April 12, 2013, the Company filed Amendment No. 1 (“Amendment No. 1”) to the Initial Form 8-K to provide the financial statements required by Item 9.01 of Form 8-K. This Amendment No. 2 amends and restates Item 9.01(a) of Amendment No. 1 to revise the audited financial statements of Cross Border for the year ended December 31, 2012.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Attached hereto as Exhibit 99.1 and incorporated by reference herein are the audited financial statements of Cross Border along with the report of the independent auditor as follows:

•         Audited balance sheets as of December 31, 2013 and 2012.

•         Audited statements of operations for the years ended December 31, 2013 and 2012.

•         Audited statements of cash flows for the years ended December 31, 2013 and 2012.

•         Audited statements of equity for the years ended December 31, 2013 and 2012.

•         Notes to the financial statements.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Darilek Butler & Associates, PLLC.
99.1	Audited Financial Statements of Cross Border Resources, Inc. as of and for the Years Ended December 31, 2013 and 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 7, 2014

RED MOUNTAIN RESOURCES, INC.

		By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Darilek Butler & Associates, PLLC.
99.1	Audited Financial Statements of Cross Border Resources, Inc. as of and for the Years Ended December 31, 2013 and 2012.